UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2023

Premier, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of principal executive offices) (Zip Code)

(704) 357-0022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On December 1, 2023, Premier, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders:

1.	elected three Class I Directors nominated to serve on the Company’s Board of Directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year 2024;

3.	approved the Premier, Inc. 2023 Equity Incentive Plan (the “2023 Plan”); and

4.	approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting (the “Proxy Statement”).

A more complete description of each item is set forth in the Proxy Statement.

As of the record date for the Annual Meeting, there were 119,672,451 shares of the Company’s common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. Votes representing approximately 72% of the voting power of the issued and outstanding common stock, as of the record date, were present in person or represented by proxy at the Annual Meeting.

The final voting results for the Annual Meeting were as follows:

Item 1 – Election of Directors

Each of the three nominees named in the Proxy Statement was elected by the stockholders to the Company’s Board of Directors for three-year terms based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John T. Bigalke	75,478,922	2,990,927	7,255,275
Helen M. Boudreau	76,712,831	1,757,018	7,255,275
Marc D. Miller	69,101,757	9,368,092	7,255,275

Item 2 – Ratification of the Appointment of Ernst & Young LLP

The appointment of Ernst & Young as the Company’s independent registered public accounting firm for the Company’s fiscal year 2024 was ratified by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
84,128,821	1,582,241	14,062	N/A

Item 3 – Approval of the Premier, Inc. 2023 Equity Incentive Plan

The proposal to approve the Premier, Inc. 2023 Equity Incentive Plan was approved by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
74,852,111	3,608,655	9,083	7,255,275

Item 4 – Advisory Vote to Approve Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
76,510,013	1,939,285	20,551	7,255,275

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Premier, Inc. 2023 Equity Incentive Plan

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Michael J. Alkire
	Name:	Michael J. Alkire
	Title:	President and Chief Executive Officer

Date: December 4, 2023